                                                                    Exhibit 99.2

         Certification Pursuant to 18 U.S.C. Section 1350, as Adopted on
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

________________________________________________________________________________

     Paul H. Palmer, Chief Financial Officer of Sierra Health Services,  Inc., a
Nevada  corporation  (the  "Company"),  hereby  certifies  to  the  best  of his knowledge that:

     (1) The  Company's  periodic  report on Form 10-Q for the period ended June
30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a)
and 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The  information  contained  in the Form 10-Q fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

CHIEF FINANCIAL OFFICER

/S/ Paul H. Palmer
Paul H. Palmer

Date: August 14, 2002